UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

TOMOTHERAPY INCORPORATED

(Name of Registrant as Specified In Its Charter)

AVALON PORTFOLIO, LLC

AVALON TECHNOLOGY, LLC

AVALON CAPITAL GROUP, INC.

THEODORE WAITT

JONATHAN MCCLOSKEY

TIMOTHY DOOLING

H. MICHAEL COLLINS

ANDREW JONES

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On December 29, 2008, Avalon Portfolio, LLC (“Avalon”) issued a press release relating to TomoTherapy Incorporated (the “Company”), which is filed herewith as Exhibit 2.

INVESTOR NOTICES

In connection with the Company’s upcoming 2009 Annual Meeting of Shareholders, Avalon intends to file a proxy statement with the SEC regarding the election of directors of the Company.

AVALON STRONGLY ADVISES ALL SECURITY HOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

SUCH PROXY STATEMENT (WHEN AVAILABLE), AND ANY OTHER RELEVANT DOCUMENTS FILED BY AVALON WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, AVALON WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

INFORMATION RELATING TO THE PARTICIPANTS IN THE PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 OF THIS FILING.